Exhibit 99.1

Contact:
Sameer Desai,
Senior Director, Corporate Development & Investor Relations sameer.desai@ttmtech.com
714-327-3050

TTM Technologies, Inc. Reports Second Quarter 2016 Results

Strong Execution Drives Non-GAAP EPS Well Ahead of Guidance

COSTA MESA, CA – July 27, 2016 – TTM Technologies, Inc. (Nasdaq:TTMI), a major global printed circuit board (“PCB”) manufacturer, today reported results for the second quarter 2016, which ended June 27, 2016. Our results include the contribution from the Viasystems Group, Inc. (“Viasystems”) acquisition, which was completed on May 31, 2015.

Second Quarter 2016 Highlights

-	Net sales were $601.8 million

-	GAAP net income attributable to stockholders was $18.5 million, or $0.17 per diluted share

-	Non-GAAP net income attributable to stockholders was $28.4 million, or $0.28 per diluted share

-	Adjusted EBITDA was $90.2 million

-	Debt repayment of $30 million

Second Quarter 2016 Financial Results

Net sales for the second quarter of 2016 were $601.8 million, compared to $445.4 million in the second quarter of 2015 and $583.3 million in the first quarter of 2016.

GAAP operating income for the second quarter of 2016 was $34.7 million, compared to an operating loss of $7.1 million in the second quarter of 2015 and operating income of $18.9 million in the first quarter of 2016.

GAAP net income attributable to stockholders for the second quarter of 2016 was $18.5 million, or $0.17 per diluted share. This compares to a GAAP net loss attributable to stockholders of $36.6 million, or $0.41 per share, in the second quarter of 2015 and a GAAP net loss of $7.3 million, or $0.07 per share, in the first quarter of 2016.

On a non-GAAP basis, net income attributable to stockholders for the second quarter of 2016 was $28.4 million, or $0.28 per diluted share. This compares to non-GAAP net income of $14.9 million, or $0.17 per diluted share, for the second quarter of 2015 and $13.9 million, or $0.14 per diluted share, in the first quarter of 2016.

Adjusted EBITDA for the second quarter of 2016 was $90.2 million, or 15 percent of net sales, compared to adjusted EBITDA of $59.7 million, or 13.4 percent of net sales, for the second quarter of 2015 and $74.5 million, or 12.8 percent of net sales, for the first quarter of 2016.

“Our second quarter results reflect continued year on year improvements in revenue and earnings as sales to our customer base in diversified end markets have dampened historical volatility,” said Tom Edman, CEO of TTM. “Strong operational execution across all of our business units drove non-GAAP earnings well above the high end of our guidance. A rebound in the cellular and communications end markets more than offset modest declines in the automotive and computing end markets, and our aerospace and defense end market hit a quarterly record in revenues.”

Business Outlook

For the third quarter of 2016, TTM estimates that revenue will be in the range of $620 million to $660 million, and non-GAAP net income will be in the range of $0.29 to $0.35 per diluted share.

TTM Technologies, Inc., Q2’16	Contact:
Sameer Desai,
Senior Director, Corporate Development & Investor Relations sameer.desai@ttmtech.com
714-327-3050

To Access the Live Webcast/Conference Call

TTM will host a conference call and webcast to discuss second quarter 2016 results and third quarter 2016 outlook on Wednesday, July 27, 2016, at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time). The conference call may include forward-looking statements.

Telephone access is available by dialing domestic 888-417-8516 or international 719-325-2491 (ID 7624574). The conference call also will be webcast on TTM’s website at www.ttm.com.

To Access a Replay of the Webcast

The replay of the webcast will remain accessible for one week following the live event on TTM’s website at www.ttm.com.

About TTM

TTM Technologies, Inc. is a major global printed circuit board manufacturer, focusing on quick-turn and technologically advanced PCBs, backplane assemblies and electro-mechanical solutions. TTM stands for time-to-market, representing how TTM’s time-critical, one-stop manufacturing services enable customers to shorten the time required to develop new products and bring them to market. Additional information can be found at www.ttm.com.

Forward-Looking Statements

This release contains forward-looking statements that relate to future events or performance. TTM cautions you that such statements are simply predictions and actual events or results may differ materially. These statements reflect TTM’s current expectations, and TTM does not undertake to update or revise these forward looking statements, even if experience or future changes make it clear that any projected results expressed or implied in this or other TTM statements will not be realized. Further, these statements involve risks and uncertainties, many of which are beyond TTM’s control, which could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include, but are not limited to, the successful integration of Viasystems, general market and economic conditions, including interest rates, currency exchange rates and consumer spending, demand for TTM’s products, market pressures on prices of TTM’s products, warranty claims, changes in product mix, contemplated significant capital expenditures and related financing requirements, TTM’s dependence upon a small number of customers and other factors set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s public reports filed with the SEC.

About Our Non-GAAP Financial Measures

This release includes information about TTM’s adjusted EBITDA, non-GAAP net income and non-GAAP earnings per share, all of which are non-GAAP financial measures. TTM presents non-GAAP financial information to enable investors to see TTM through the eyes of management and to provide better insight into TTM’s ongoing financial performance.

A material limitation associated with the use of the above non-GAAP financial measures is that they have no standardized measurement prescribed by GAAP and may not be comparable to similar non-GAAP financial measures used by other companies. TTM compensates for these limitations by providing full disclosure of each non-GAAP financial measure and reconciliation to the most directly comparable GAAP financial measure. However, the non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

TTM Technologies, Inc., Q2’16	Contact:
Sameer Desai,
Senior Director, Corporate Development & Investor Relations sameer.desai@ttmtech.com
714-327-3050

- Tables Follow -

TTM TECHNOLOGIES, INC.

Selected Unaudited Financial Information

(In thousands, except per share data)

	Second Quarter		First Quarter	First Two Quarters
	2016	2015	2016	2016	2015
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
Net sales	$601,847	$445,445	$583,258	$1,185,105	$774,609
Cost of goods sold	504,202	384,255	499,695	1,003,897	661,860

Gross profit	97,645	61,190	83,563	181,208	112,749

Operating expenses:
Selling and marketing	16,569	12,301	17,306	33,875	21,756
General and administrative	37,931	52,009	36,149	74,080	85,999
Amortization of definite-lived intangibles	5,949	3,910	5,947	11,896	5,784
Restructuring charges	3,989	30	1,913	5,902	509
Impairment of long-lived assets	—	—	3,346	3,346	—
Gain on sale of assets	(1,472)	—	—	(1,472)	(2,504)

Total operating expenses	62,966	68,250	64,661	127,627	111,544

Operating income (loss)	34,679	(7,060)	18,902	53,581	1,205
Interest expense	(20,084)	(12,778)	(21,784)	(41,868)	(18,543)
Loss on extinguishment of debt	—	(802)	—	—	(802)
Other, net	3,191	681	1,209	4,400	266

Income (loss) before income taxes	17,786	(19,959)	(1,673)	16,113	(17,874)
Income tax (provision) benefit	979	(16,624)	(5,477)	(4,498)	(15,263)

Net income (loss)	$18,765	$(36,583)	$(7,150)	$11,615	$(33,137)

Net income attributable to noncontrolling interest	(217)	(29)	(114)	(331)	(29)

Net income (loss) attributable to stockholders	$18,548	$(36,612)	$(7,264)	$11,284	$(33,166)

Earnings (loss) per share attributable to stockholders:
Basic	$0.19	$(0.41)	$(0.07)	$0.11	$(0.38)
Diluted	$0.17	$(0.41)	$(0.07)	$0.11	$(0.38)
Weighted-average shares used in computing per share amounts:
Basic	100,170	88,834	99,596	99,883	86,218
Diluted	126,950	88,834	99,596	100,789	86,218

Reconciliation of the numerator and denominator used to calculate basic earnings per share and diluted earnings per share:

Net income attributable to stockholders	$18,548
Add back items: interest expense, net of tax	3,285

Adjusted net income attributable to stockholders	$21,833

Weighted-average shares outstanding	100,170
Dilutive effect of convertible debt	25,940
Dilutive effect of performance-based stock units, restricted stock units and stock options	840

Diluted shares	126,950

Earnings per share attributable to stockholders:
Basic	$0.19
Diluted	$0.17

SELECTED BALANCE SHEET DATA
	June 27, 2016	December 28, 2015
Cash and cash equivalents, including restricted cash	$216,151	$262,630
Accounts and notes receivable, net	424,038	454,001
Inventories	270,790	268,923
Total current assets	941,975	1,022,520
Property, plant and equipment, net	1,047,187	1,103,067
Other non-current assets	532,625	514,546
Total assets	2,521,787	2,640,133
Short-term debt, including current portion of long-term debt	$80,358	$157,375
Accounts payable	334,283	347,916
Total current liabilities	622,489	744,994
Debt, net of discount	997,207	1,013,411
Total long-term liabilities	1,069,574	1,068,470
Total equity	829,724	826,669
Total liabilities and equity	2,521,787	2,640,133

SUPPLEMENTAL DATA

	Second Quarter		First Quarter	First Two Quarters
	2016	2015	2016	2016	2015
Gross margin	16.2%	13.7%	14.3%	15.3%	14.6%
Operating margin	5.8%	(1.6)%	3.2%	4.5%	0.2%

End Market Breakdown:
	Second Quarter		First Quarter
	2016	2015	2016
Aerospace/Defense	16%	15%	15%
Automotive	19%	7%	21%
Cellular Phone	10%	24%	9%
Computing/Storage/Peripherals	13%	11%	13%
Medical/Industrial/Instrumentation	16%	12%	16%
Networking/Communications	25%	26%	24%
Other	1%	5%	2%

Stock-based Compensation:
	Second Quarter		First Quarter
	2016	2015	2016
Amount included in:
Cost of goods sold	$429	$243	$320
Selling and marketing	271	269	210
General and administrative	2,145	1,802	1,716

Total stock-based compensation expense	$2,845	$2,314	$2,246

Operating Segment Data:
	Second Quarter		First Quarter
	2016	2015	2016
Net sales:
PCB	$563,574	$417,901	$529,945
E-M Solutions	40,427	28,514	56,478
Corporate	—	—	—

Total sales	604,001	446,415	586,423
Inter-segment sales	(2,154)	(970)	(3,165)

Total net sales	$601,847	$445,445	$583,258

Operating segment income:
PCB	$64,970	$30,456	$49,367
E-M Solutions	(153)	(110)	387
Corporate	(24,189)	(33,496)	(24,905)

Total operating segment income	40,628	(3,150)	24,849
Amortization of definite-lived intangibles	(5,949)	(3,910)	(5,947)

Total operating income	34,679	(7,060)	18,902
Total other expense	(16,893)	(12,899)	(20,575)

Income before income taxes	$17,786	$(19,959)	$(1,673)

RECONCILIATIONS1

	Second Quarter		First Quarter	First Two Quarters
	2016	2015	2016	2016	2015
Non-GAAP gross profit reconciliation[2]:
GAAP gross profit	$97,645	$61,190	$83,563	$181,208	$112,749
Add back item:
Inventory markup	—	7,408	—	—	7,408
Stock-based compensation	429	243	320	749	468

Non-GAAP gross profit	$98,074	$68,841	$83,883	$181,957	$120,625

Non-GAAP gross margin	16.3%	15.5%	14.4%	15.4%	15.6%
Non-GAAP operating income reconciliation[3]:
GAAP operating income (loss)	$34,679	$(7,060)	$18,902	$53,581	$1,205
Add back items:
Amortization of definite-lived intangibles	5,949	3,910	5,947	11,896	5,784
Stock-based compensation	2,845	2,314	2,246	5,091	4,354
Gain on sale of assets	(1,472)	—	—	(1,472)	(2,504)
Acquisition-related costs	605	22,627	691	1,296	30,862
Inventory markup	—	7,408	—	—	7,408
Impairments and restructuring charges	3,989	30	5,259	9,248	509

Non-GAAP operating income	$46,595	$29,229	$33,045	$79,640	$47,618

Non-GAAP operating margin	7.7%	6.6%	5.7%	6.7%	6.1%
Non-GAAP net income and EPS attributable to stockholders reconciliation[4]:
GAAP net income (loss) attributable to stockholders	$18,548	$(36,612)	$(7,264)	$11,284	$(33,166)
Add back items:
Amortization of definite-lived intangibles	5,949	3,910	5,947	11,896	5,784
Stock-based compensation	2,845	2,314	2,246	5,091	4,354
Non-cash interest expense	5,608	3,289	6,154	11,762	5,914
Gain on sale of assets	(1,472)	—	—	(1,472)	(2,504)
Acquisition-related costs	605	22,627	691	1,296	30,862
Inventory markup	—	7,408	—	—	7,408
Impairments, restructuring and other charges	3,989	832	5,259	9,248	1,311
Income taxes	(7,649)	11,110	821	(6,828)	5,744

Non-GAAP net income attributable to stockholders	$28,423	$14,878	$13,854	$42,277	$25,707

Non-GAAP earnings per diluted share attributable to stockholders	$0.28	$0.17	$0.14	$0.42	$0.29
Non-GAAP diluted number of shares[5]:
Diluted shares	126,950	89,864	99,596	126,730	87,164
Dilutive effect of convertible debt	(25,940)	—	—	(25,940)	—

Non-GAAP diluted number of shares	101,010	89,864	99,596	100,790	87,164

Adjusted EBITDA reconciliation[6]:
GAAP net income (loss)	$18,765	$(36,583)	$(7,150)	$11,615	$(33,137)
Add back items:
Income tax provision (benefit)	(979)	16,624	5,477	4,498	15,263
Interest expense	20,084	12,778	21,784	41,868	18,543
Amortization of definite-lived intangibles	5,949	3,910	5,947	11,896	5,784
Depreciation expense	40,457	29,776	40,227	80,684	54,312
Stock-based compensation	2,845	2,314	2,246	5,091	4,354
Gain on sale of assets	(1,472)	—	—	(1,472)	(2,504)
Acquisition-related costs	605	22,627	691	1,296	30,862
Inventory markup	—	7,408	—	—	7,408
Impairments, restructuring and other charges	3,989	832	5,259	9,248	1,311

Adjusted EBITDA	$90,243	$59,686	$74,481	$164,724	$102,196

Adjusted EBITDA margin	15.0%	13.4%	12.8%	13.9%	13.2%
Free cash flow reconciliation:
Operating cash flow	80,057	15,543	17,892	97,949	82,897
Add back items:
Payment of accreted interest on convertible sr. notes	—	8,731	—	—	8,731
Payment of acquisition-related costs	691	23,358	2,324	3,015	28,078

Adjusted operating cash flow	80,748	47,632	20,216	100,964	119,706
Capital expenditures, net	(18,183)	(23,687)	(20,116)	(38,299)	(46,463)

Free cash flow	$62,565	$23,945	$100	$62,665	$73,243

[1]	This information provides a reconciliation of non-GAAP gross profit, non-GAAP operating income, non-GAAP net income attributable to stockholders, non-GAAP EPS attributable to stockholders, and adjusted EBITDA to the financial information in our consolidated condensed statements of operations.
[2]	Non-GAAP gross profit and gross margin measures exclude stock-based compensation expense, and inventory markup.
[3]	Non-GAAP operating income and operating margin measures exclude amortization of intangibles, stock-based compensation expense, gain on sale of assets, inventory markup, acquisition-related costs, asset impairments, restructuring and other charges.
[4]	This information provides non-GAAP net income attributable to stockholders and non-GAAP EPS attributable to stockholders, which are non-GAAP financial measures. Management believes that both measures — which add back amortization of intangibles, stock-based compensation expense, non-cash interest expense on debt (before consideration of capitalized interest), gain on sale of assets, inventory markup, acquisition-related costs, asset impairments, restructuring and other charges as well as the associated tax impact of these charges and discrete tax items — provide additional useful information to investors regarding the Company’s ongoing financial condition and results of operations.
[5]	Non-GAAP diluted number of shares used in computing non-GAAP earnings per share attributable to stockholders excludes the dilutive effect of convertible debt.
[6]	Adjusted EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization of intangibles, stock-based compensation expense, gain on sale of assets, inventory markup, acquisition-related costs, asset impairments, restructuring and other charges. We present adjusted EBITDA to enhance the understanding of our operating results, and it is a key measure we use to evaluate our operations. In addition, we provide our adjusted EBITDA because we believe that investors and securities analysts will find adjusted EBITDA to be a useful measure for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, adjusted EBITDA should not be considered as an alternative to cash flows from operating activities as a measure of liquidity or as an alternative to net income as a measure of operating results in accordance with accounting principles generally accepted in the United States of America.